UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2013

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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park, Suite D, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amendment to 8% Convertible Note

    On November 13, 2013, the Company entered into an Amended and Restated 8% Convertible Subordinate Secured Promissory Note (the “Restated Note”) with Red Oak Partners LP (“Red Oak”). The Restated Note amended and restated in its entirety the original 8% Convertible Subordinate Secured Promissory Note for the principal amount of $2,500,000 issued by the Company to Red Oak on August 22, 2013 and filed with the Securities and Exchange Commission on a Current Report on Form 8-K on August 27, 2013 (the “Original Note”).

    The Restated Note amended the terms of the Original Note, effective as of the date of the Original Note, as follows: (i) removed the ability of Red Oak to convert either the principal or interest amounts due under Original Note into shares of preferred stock of the Company and (ii) added a covenant of the Company not to authorize, designate, or issue any shares of preferred stock, including granting any right that might be convertible, exchangeable or exercisable in shares of preferred stock, without the prior written consent of Red Oak.  No other terms of the Original Note were amended.

    The foregoing summary of certain terms of the Restated Note does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Restated Note, a copy of which is attached hereto as Exhibit 4.1 and is hereby incorporated into this Current Report on Form 8-K by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements for Existing Officers and Director

On November 11 2013, the Board of Directors (the “Board”) approved a 2013 bonus plan (“2013 Bonus Plan”) for Wesley Pollard, Chief Financial Officer and member of the Board of the Company.  The material terms of the 2013 Bonus Plan are as follows:

●	Bonus target shall be 35% of new annualized base salary of $160,000 pro-rated for percent of 2013 for the period beginning after August 22, 2013 (the “Bonus Period”).

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Bonus plan shall be based on the achievement of target financial numbers during the Bonus Period with half of the bonus paid based on the achievement of the target financial numbers and the remaining half of bonus further requiring achievement of certain cost saving measures during the Bonus Period.

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Bonus target scaling shall be upon achievement of 90% of the target financial numbers, payout is 50% of target and scales to 100% at 100% of the target numbers.  At 110% and 120% of the achievement of the financial numbers, payout is 110% and 120%, respectively.  The payout is a maximum of 120% of target bonus.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

4.1	Amended and Restated 8% Convertible Subordinated Secured Promissory Note dated November 13, 2013 issued by Issuer Direct Corporation to Red Oak Partners LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: November 15, 2013
	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer